Exhibit 10.14

CACI TECHNOLOGIES, INC.

SUBCONTRACT NO. 601-04-S-0226

ISSUED TO

IRVINE SENSORS CORPORATION

(NVESD) TECHNICAL TASK ORDER NO: TTO-002

ISSUED TO:	Irvine Sensors Corporation	ISSUED BY:	CACI Technologies, Inc.
	3001 Redhill Avenue,		14151 Park Meadow Drive
	Costa Mesa, CA 92626		Chantilly.VA 20151

This Technical Task Order is issued pursuant to, and shall be performed in accordance with the terms and conditions of Subcontract No. 601-04-S-0226, between the parties hereto and shall be performed in accordance with the attached Statement of Work. Accordingly, the following instructions are provided:

Prime Contract No:	DAAB07-03-D-C214 D.0.14

TYPE CONTRACT:	T&M w/Award Fee / FFP/Technical Task Order (TTO)

TITLE:	NVESD Engineering & Technical Services

CACI REFERENCE:	06199

DEFENSE PRIORITY RATING:	DO-A7

PERIOD OF PERFORMANCE:	8/9/2004 TO 8/8/2005

PLACE OF PERFORMANCE:	Costa Mesa, California

F.O.B. POINT:	Destination

INSPECTION & ACCEPTANCE:	Origin

INVOICE INSTRUCTIONS:	See Subcontract Section G, Para G.1

TECHNICAL MANAGER:	John Spadafore (703-704-1188)

SUBCONTRACT ADMINISTRATOR:	Richard Scholz (703-679-665)

GOVERNMENT FURNISHED PROPERTY:	N/A

TOTAL FIXED-FIXED PRICE:	$1,316,800.00

TOTAL FIRM FIXED PRICE OF THIS TASK ORDER IS:	$1,316,800.00

The above limitations represent the FFP funding only. Performance of this Task Order and the Statement of Work shall be in accordance with the Subcontract. Seller shall provide the necessary personnel and facilities to provide / perform the services specified in the attached Statement of Work. The amount of effort expended and CACI’s liability therefore is limited to the effort expended as directed and approved by the Technical Manager. However, in no event shall the level of effort exceed the limit specified herein.

1.	Milestone Payment Schedule:

PMTV II PAYMENT MILESTONE

SCHEDULE

Milestone	Description	Months ARO	Payment
1	Raytheon Subcontract Turn On	0	$200,000
2	Long Lead Material	0	$200,000
3	Interface Requirements Specification	1	$50,000
4	Preliminary Design Report	3	$100,000
5	Raytheon ROIC Design Complete	4	$100,000
6	Critical Design Report	6	$150,000
7	Raytheon ROIC Fabrication Complete	6	$239,246
8	4 Pocket Scope prototypes	10	$120,000
9	4 Weapon Sight prototypes	12	$120,000
10	Final Technical report	12	$37,554
		Total	$1,316,800

2.	STATEMENT OF WORK

Statement of Work

Personal Miniature Thermal Vision System

This Statement of Work defines the requirements for Irvine Sensors Corporation, herein referred to as Irvine Sensors or “the subcontractor”, to perform as a subcontractor to CACI Technologies, Inc., herein referred to as CACI or “the Prime”, who will serve as the Prime Contractor for this effort under the High Technology Engineering and Technical Services contract with the Night Vision and Electronic Sensors Directorate (NVESD).

1.0 Scope.

The Personal Miniature Thermal Vision system (PMTV) is an uncooled microbolometer based thermal imager with a multifunctional design that enables the user to have an ultra lightweight thermal weapon sight suitable for Military Operations in Urban Terrain (MOUT) or a hand held Thermal Pocket Scope for reconnaissance and observation operations. The PMTV offers an increased resolution over other similarly sized thermal imagers without increasing the size of the focal plane (320x240 25um pixel pitch vs. 160x120 50um pixel pitch). The primary goal of this continuing program is to enhance the state of the art PMTV by making it more robust and higher performance for use as a lightweight thermal weapon sight in MOUT environments and to expand on its utility as a “Thermal Pocket Scope”. This effort will include integrating a collimated display so the PMTV can be mounted in front of an Army issue M68 Close Combat Optic (CCO) when mounted on an M4 carbine, a remote switch to turn the PMTV on/off, miniaturized electronics for less weight, volume, and power consumption, an offset of the objective lens and the display to overcome the front sight post interfering with the Field of View, a remote display package, and Electronic Zoom on the 640x480 model. Another goal of the program is to demonstrate the PMTV 640x480 25um VOx focal plane array with two working prototypes. The PMTV program will demonstrate and evaluate prototype hardware performance and suitability for enhancing the capability of the soldier.

Background.

The Army environment has changed, mandating that the Army change as well. While the Army remains unchallenged in major theater war operations, the ability to rapidly respond to small-scale contingency operations is tenuous. Consequently, how these types of operations are conducted will influence the Army’s ability to deter and coerce potential adversaries. The Army must possess an overwhelming technological advantage in many potential soldier environments to include urban terrain. New technologies must be affordable and require significantly reduced operation and maintenance costs. The PMTV will give a soldier a truly lightweight thermal capability for both dismounted mobility and target acquisition. Demonstration of acceptable performance with reduced power and weight compared to currently available thermal imagers is essential for future consideration.

2.0 Applicable Documents.

The following documents form a part of this Statement of Work to the extent specified herein.

2.1	Data Item Descriptions.

DI-MGMT-80227	Contractor’s Progress, Status, and Management Report

DI-MISC-80711A	Scientific and Technical Report

DI-SESS-81002A	Developmental Design Drawings and Associated Lists

DI-IPSC-81434A	Interface Requirements Specification

2.2	Military Specifications.

The following documents are to be used for guidance only

MIL-STD-461E	Electromagnetic Emission and Susceptibility Requirements for the Control of Electromagnetic Interference

AR 70-38	Research, Development, Test, and Evaluation of Material for Extreme Climatic Conditions

2.3	Order of Precedence.

In the event of a conflict between the text of this Statement of Work (SOW) and the references cited herein, the text of this SOW shall take precedence. Nothing in this document, however, supersedes applicable laws and regulations unless a specific exemption has been obtained.

3.0 Requirements.

The subcontractor shall deliver five (4) functional 320x240 enhanced PMTVs in a Pocket Scope configuration, five (4) functional 320x240 enhanced PMTVs in a lightweight thermal weapon sight configuration, and two (2) 640x480 PMTV prototypes in a lightweight thermal weapon sight configuration by contract end. The Advanced Sensor Test Facility at NVESD will perform a characterization of the enhanced PMTV that will be compared to the baseline characterization completed in the Phase II Plus SBIR. Characterization will include weight, power consumption, Modulation Transfer Function (MTF), and Noise Equivalent Temperature Difference (NETD).

3.1 Performance Specification – 320x240 Pocket Scope Configuration.

This SOW specifically addresses development of a militarized thermal imager based on a 320x240 FPAwith approximately 25-micron pixel pitch.

The units to be built shall meet the following performance parameters.

	Objective	Threshold
NETD	40mk	70mk
(both spatial and temporal noise included) at a 30 Hz frame rate using f/1 optics (or equivalent if other frame rates or f/# optics are chosen) at an ambient temperature of 25° C

Weight	1.00 pounds	1.25 pounds
(with battery and lens)

System Power	1.0 Watts	1.50 Watts
(when operating at 25° C, not to include power required for digital video out)

The following requirements apply to deliverables:

•	The PMTV shall have a diagonal FOV (± 5.0%) of 40°.

•	The PMTV shall have provisions for mounting to a Mil Std 1913 rail.

•	The PMTV shall be able to function with a front sight post present on an M4 carbine.

•	The PMTV shall be configured as a Pocket Scope with an integrated display and fixed focus eyepiece.

•	The PMTV shall have 1X magnification.

•	If able, a Collimated eyepiece compatible with the Army issue M68 CCO shall be incorporated for this configuration.

•	The PMTV shall have a remote display package that will allow the camera to be mounted on the side of an M4 carbine and the display to be mounted on the rear of the upper Picatinny rail.

•	This may be a separate display to be carried until needed and plugged into the video out port, or a display that is removable from the PMTV main unit. User input will help develop this concept.

•	The PMTV battery compartment shall easily allow changing of batteries in the field with no additional tools needed.

•	The PMTV battery compartment shall only accept batteries in the correct orientation.

•	The correct battery orientation shall be attainable in limited visibility.

•	The battery compartment shall accommodate either GOTS or COTS batteries.

•	The battery compartment shall meet safety requirements for the selected battery chemistry or technology.

•	The PMTV shall run continuously for 4 hours on the chosen battery at 25°C.

•	The PMTV shall have EMI protection to the levels of commercially available equipment, and be environmentally hardened for Basic Climate conditions (AR 70-38).

•	The PMTV shall be hardened to survive the shock and vibe of M16/M4 weapon fire.

•	The PMTV shall be operable with and without chemical protective gloves.

•	The PMTV shall have a remote switch to turn the unit on and off, using a GOTS switch (PAC-4 type).

•	The PMTV shall operate from -40°C to 60°C.

•	The PMTV shall incorporate smaller, more efficient electronics to reduce size and power consumption.

•	The PMTV shall incorporate a digital high resolution algorithm to enhance the performance of the 320x240 to near 640x480 performance.

3.1.1 Subsystem Control Functions.

The following subsystem control functions for the weapon sight configuration shall be controllable through the user interface, which shall be accessible as to allow for user operation without altering the PMTV configuration once mounted to his weapon:

Camera Power On/Off (on camera and remotely);

Auto Brightness (offset) and Contrast (gain);

Black/White hot;

3.1.2 Video Output.

The video output shall be capable of full sensor bandwidth simultaneous analog and/or digital video output. The analog output shall be RS170 and the digital format shall be compliant with the Commander’s Digital Assistant (Hewlett-Packard iPaq 3970 Pocket PC handhelds) and be at least 10-bit resolution. A suitable commercially available connector(s) is acceptable; there may be more than one video output connector. The PMTV shall provide H and V syncs for Genlocking each as individual outputs at an output connector; timing tolerances shall be standard RS170.

3.2 Performance Specification – 320x240 Lightweight Weapon Sight Configuration.

This SOW specifically addresses development of a militarized thermal imager based on a 320x240 FPA with approximately 25-micron pixel pitch.

The units to be built shall meet the following performance parameters.

	Objective	Threshold
NETD	40mk	70mk
(both spatial and temporal noise included) at a 30 Hz frame rate using f/1 optics (or equivalent if other frame rates or f/# optics are chosen) at an ambient temperature of 25° C

Weight	1.00 pounds	1.25 pounds
(with battery and lens)

System Power	1.0 Watts	1.50 Watts
(when operating at 25° C, not to include power required for digital video out)

The following requirements apply to deliverables:

•	The PMTV shall have a diagonal FOV (± 5.0%) of 20°.

•	The PMTV shall have provisions for mounting to a Mil Std 1913 rail.

•	The PMTV shall be able to function with a front sight post present on an M4 carbine.

•	The PMTV shall be compatible with the Army issued M68 CCO via collimating eyepiece configuration.

•	The PMTV shall have 1X magnification.

•	If able, a fixed pupil eyepiece shall be incorporated for this configuration.

•	The PMTV shall have a remote display package that will allow the camera to be mounted on the side of an M4 carbine and the display to be mounted on the rear of the upper Picatinny rail.

•	This may be a separate display to be carried until needed and plugged into the video out port, or a display that is removable from the PMTV main unit. User input will help develop this concept.

•	The PMTV battery compartment shall easily allow changing of batteries in the field with no additional tools needed.

•	The PMTV battery compartment shall only accept batteries in the correct orientation.

•	The correct battery orientation shall be attainable in limited visibility.

•	The battery compartment shall accommodate either GOTS or COTS batteries.

•	The battery compartment shall meet safety requirements for the selected battery chemistry or technology.

•	The PMTV shall run continuously for 4 hours on the chosen battery at 25°C.

•	The PMTV shall have EMI protection to the levels of commercially available equipment, and be environmentally hardened for Basic Climate conditions (AR 70-38).

•	The PMTV shall be hardened to survive the shock and vibe of M16/M4 weapon fire.

•	The PMTV shall be operable with and without chemical protective gloves.

•	The PMTV shall have a remote switch to turn the unit on and off, using a GOTS switch (PAC-4 type).

•	The PMTV shall operate from –40°C to 60°C.

•	The PMTV shall incorporate smaller, more efficient electronics to reduce size and power consumption.

•	The PMTV shall incorporate a digital high resolution algorithm to enhance the performance of the 320x240 to near 640x480 performance.

3.2.1 Subsystem Control Functions.

The following subsystem control functions for the weapon sight configuration shall be controllable through the user interface, which shall be accessible as to allow for user operation without altering the PMTV configuration once mounted to his weapon:

a.	Camera Power On/Off (on camera and remotely);

b.	Auto Brightness (offset) and Contrast (gain);

c.	Reticle on/off and adjustment

d.	Black/White hot;

3.2.2 Video Output.

The video output shall be capable of full sensor bandwidth simultaneous analog and/or digital video output. The analog output shall be RS170 and the digital format shall be compliant with the Commander’s Digital Assistant (Hewlett-Packard iPaq 3970 Pocket PC handhelds) and be at least 10-bit resolution. A suitable commercially available connector(s) is acceptable; there may be more than one video output connector. The PMTV shall provide H and V syncs for Genlocking each as individual outputs at an output connector; timing tolerances shall be standard RS170.

3.3 Performance Specification – 640x480 Advanced Lightweight Weapon Sight.

This SOW specifically addresses development of a militarized thermal imager based on a 640x480 FPA with approximately 25-micron pixel pitch.

The units to be built shall meet the following performance parameters.

	Objective	Threshold
NETD	40mk	70mk
(both spatial and temporal noise included) at a 30 Hz frame rate using f/1 optics (or equivalent if other frame rates or f/# optics are chosen) at an ambient temperature of 25° C

Weight	1.25 pounds	1.50 pounds
(with battery and lens)

System Power	1.25 Watts	1.75 Watts
(when operating at 25° C, not to include power reqiured for digital video out)

The following requirements apply to deliverables:

•	One PMTV shall have a diagonal FOV (± 5.0%) of 40° or 20° based on User Input.

•	The 640x480 PMTV shall incorporate an electronic zoom feature, simulating a 320x240 scene.

•	The PMTV shall have provisions for mounting to a Mil Std 1913 rail.

•	The PMTV shall be able to function with a front sight post present on an M4 carbine.

•	The PMTV shall be compatible with the Army issued M68 CCO via collimating eyepiece configuration.

•	The PMTV shall have 1X magnification.

•	If able, a fixed pupil eyepiece shall be incorporated for this configuration.

•	The PMTV shall have a remote display package that will allow the camera to be mounted on the side of an M4 carbine and the display to be mounted on the rear of the upper Picatinny rail.

•	This may be a separate display to be carried until needed and plugged into the video out port, or a display that is removable from the PMTV main unit. User input will help develop this concept.

•	The PMTV battery compartment shall easily allow changing of batteries in the field with no additional tools needed.

•	The PMTV battery compartment shall only accept batteries in the correct orientation.

•	The correct battery orientation shall be attainable in limited visibility.

•	The battery compartment shall accommodate either GOTS or COTS batteries.

•	The battery compartment shall meet safety requirements for the selected battery chemistry or technology.

•	The PMTV shall run continuously for 4 hours on the chosen battery at 25°C.

•	The PMTV shall have EMI protection to the levels of commercially available equipment, and be environmentally hardened for Basic Climate conditions (AR 70-38).

•	The PMTV shall be hardened to survive the shock and vibe of M16/M4 weapon fire.

•	The PMTV shall be operable with and without chemical protective gloves.

•	The PMTV shall have a remote switch to turn the unit on and off, using a GOTS switch (PAC-4 type).

•	The PMTV shall operate from -40°C to 60°C.

•	The PMTV shall incorporate smaller, more efficient electronics to reduce size and power consumption.

•	If the CCO provision does not allow easy use as both a CCO and Pocket Scope, Irvine Sensors Corporation shall deliver one of each in 640x480.

•	If a separate display is not feasible, Irvine Sensors Corporation shall deliver PMTVs with fixed displays only, per the above requirements.

3.3.1 Subsystem Control Functions.

The following subsystem control functions for the weapon sight configuration shall be controllable through the user interface, which shall be accessible as to allow for user operation without altering the PMTV configuration once mounted to his weapon:

a.	Camera Power On/Off (on camera and remotely);

b.	Auto Brightness (offset) and Contrast (gain);

c.	Reticle on/off and adjustment

d.	Black/White hot;

3.3.2 Video Output.

The video output shall be capable of full sensor bandwidth simultaneous analog and/or digital video output. The analog output shall be RS170 and the digital format shall be compliant with the Commander’s Digital Assistant (Hewlett-Packard iPaq 3970 Pocket PC handhelds) and be at least 10-bit resolution. A suitable commercially available connector(s) is acceptable; there may be more than one video output connector. The PMTV shall provide H and V syncs for Genlocking each as individual outputs at an output connector, timing tolerances shall be standard RS170.

3.4 Data Deliverables.

3.4.1 Contractor’s Progress Status and Management Report.

The subcontractor shall prepare and submit a monthly Contractor’s Progress Status and Management Report in accordance with Data Item Number              , DI-MGMT-80227.

3.4.2 Scientific and Technical Reports.

The subcontractor shall prepare and submit a final Scientific and Technical Report in accordance with Data Item Number             , DI-MISC-80711A, and include: system architecture design information, contractor performance testing results, safety assessment, and operating procedures for the system. The report shall evaluate the safety risk assumed prior to test or operation of the system, and shall provide specific controls or precautions to be followed.

3.4.3 Engineering Drawings -Three Dimensional Computer-Aided Design (3-D CAD) Model Submissions.

The subcontractor shall prepare and submit Developmental Design Drawings and Associated Lists, in accordance with Data Item No.         , DI-DRPR-81002A, for all interfaces, and interconnection assemblies. These drawings shall represent all interconnection requirements between modules, sub modules, assemblies, Line Replaceable Units (LRUs), and Shop Replaceable Units (SRUs). These interfaces and interconnection requirements shall include, but shall not be limited to, mechanical, electrical, electronic, and optical. The developmental drawings shall be prepared using contractor format and shall have contractor drawing numbers and cage codes. All verbiage on the drawings shall be in English. The subcontractor shall select the types of drawings required and shall use their standard drawing policies. Drawings shall use the English system of measurement unless otherwise stated in the contract. An acceptable file format is Pro/ENGINEER up to and including the version 2000 i or other format provided the subcontractor provides software that allows for 3-D viewing and exporting of images to a Microsoft Windows supported format.

3.4.4 Interface Requirements Specification (IRS).

The subcontractor shall prepare and submit an IRS in the format of their choice, in accordance with Data Item Number             , DI-IPSC-81434A. The IRS shall address physical/mechanical, electrical, and software interfaces for the PMTV.

3.5 Program Reviews.

Reviews to be conducted will include a Kickoff meeting within 30 days of contract award, and periodic reviews to include a Preliminary Design Review (90 days after contract award) and Critical Design Review (150 days after contract award).

4.0 Hardware Deliverables

Item Description	Quantity	Delivery Schedule
320x240 Pocket Scope Configuration	4	NLT 12 Months after award
320x240 Weapon Sight Configuration	4	NLT 12 Months after award
640x480 Weapon Sight Configuration	2	NLT 12 Months after award

APPX	ATTACHMENT 1

Acronym list 3D CAD	Three Dimensional Computer-Aided Design

ACA	After Contract Award

ASEF	Advanced Sensor Evaluation Facility

CAD	Computer-Aided Design

CECOM	Communications-Electronics Command

COTR	Contracting Officer’s Technical Representative

COTS	Commercial Off The Shelf

DOD	Department of Defense

EMI	ElectroMagnetic Interference

FLIR	Forward Looking InfraRed Receiver

FOV	Field-of-View

FPA	Focal Plane Array

GOTS	Government Off The Shelf

HE	Human Engineering

IPR	In Process Review

IRS	Interface Requirement Specification

KO	Contracting Officer

LRU	Line Replaceable Unit

MOUT	Military Operations in Urban Terrain

MTF	Modulation Transfer Function

NETD	Noise Equivalent Temperature Difference

NVESD	Night Vision Electronics Sensor Directorate

QPR	Quarterly Program Reviews

SOW	Statement of Work

SRU	Shop Replaceable Unit

T&E	Test and Evaluation

U.S.	United States

VTC	Video Teleconference

IN WITNESS WHEREOF, the parties, through their signatures, attest their agreement hereto:

CACI Technologies. Inc.	IRVINE SENSORS CORPORATION

/s/ Richard H. Scholz	/s/ D. L. Smetana
Signature	Signature

Richard H. Scholz	D. L. Smetana
Typed Name	Typed Name

Subcontracts Manager	Deputy COO
Title	Title

August 9, 2004	8/10/04
Date	Date